SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                           ---------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report                                March 3, 2003
(Date of earliest event reported)             ----------------------------------

                           MedicaLogic/Medscape, Inc.
               (Exact name of registrant as specified in charter)


       Oregon                  000-28285           93-0890696
--------------------------------------------------------------------------------

   (State or other     (Commission file         (IRS employer
   jurisdiction              number)            identification no.)
   of incorporation)

                           20540 NW Evergreen Parkway
                             Hillsboro, Oregon 97124
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number,               (503) 531-7000
including area code                          -----------------------------------

                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Item 3. Bankruptcy or Receivership

     On January 24, 2002, MedicaLogic/Medscape, Inc. (the "Company") and its five United States subsidiaries filed a voluntary petition for bankruptcy protection (collectively, the "Bankruptcy Cases") under Chapter 11 of the U.S. Bankruptcy Code (the "Code") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). The Bankruptcy Cases were assigned to the Honorable Judge Peter J. Walsh and are jointly administered and coordinated under Case Numbers 02 - 10253 (PJW) through 02 - 10258 (PJW). In addition to the Company, the filing entities were MSCP Holdings, Inc., MedicaLogic Enterprises, Inc., MedicaLogic Pennsylvania, LLC, MedicaLogic of Texas, Inc. and MedicaLogic Texas, L.P. (collectively, with the Company, the "Debtors").

     On November 22, 2002, the Debtors filed a Joint Plan of Liquidation and related Disclosure Statement in the Bankruptcy Court pursuant to the Code. On December 20, 2003, the Debtors filed a First Amended Joint Plan of Liquidation (the "Plan") and related First Amended Disclosure Statement (the "Disclosure Statement"). The Court confirmed the Plan on March 3, 2003. The Plan and related Disclosure Statement are attached hereto as Exhibit 2.1.

     As described more fully in the Plan and Disclosure Statement, the Debtors currently have no business operations, and will not initiate or resume any business operations in the future. Therefore, the Plan provides for the distribution of the Debtors' estates, which consist primarily of proceeds from the sale of substantially all of their assets to certain third parties as previously disclosed and described by the Debtors on Form 8-K, dated August 29, 2001, Form 8-K, dated January 10, 2002, and Form 8-K, dated April 9, 2002. The proceeds will be distributed through a liquidating trust (the "Trust") to creditors and equity interest holders pursuant to the priorities set forth in the Code, as described more fully in the Plan and Disclosure Statement. The Plan provides that, with respect to distributions to holders of the Company's common stock, only holders of record as of December 20, 2002 that hold allowed equity interests are entitled to distributions under the Plan. On the effective date of the Plan, the Trust shall be established and shall acquire all of the Debtors' assets (the "Trust Property") and assume all of the Debtors' liabilities. The Trust Property will be distributed in accordance with the provisions of the Plan and the Trust Agreement, a copy of which is attached hereto as Exhibit 99.1, as promptly and efficiently as is practicable. The foregoing summary of the Plan does not purport to be complete and is qualified in its entirety by reference to the Plan, which is incorporated herein by reference.

     As of March 17, 2003, the Company had 54,333,267 shares of common stock outstanding and 5,500,000 shares of Series 1 convertible redeemable preferred stock. There are no shares reserved for future issuance.

     For information relating to the assets and liabilities of the Company, please refer to the Plan and Disclosure Statement attached hereto as Exhibit 2.1 and the Debtors' consolidating balance sheets as of January 31, 2003, as filed with the Bankruptcy Court in the Debtors' monthly operating reports for the filing period January 1, 2003 through January 31, 2003, which is attached hereto as Exhibit 99.2.

     Item 7. Financial Statements and Exhibits.

     (c) Exhibits

================================================================================
Exhibit No.         Description
================================================================================
   2.1              First Amended Joint Plan of Liquidation and related
                    First Amended Disclosure Statement
================================================================================
  99.1              Trust Agreement, between the Debtors and Walker, Truesdell,
                    Radick & Assoc., as trustee
================================================================================
  99.2              Consolidating balance sheets of the Debtors as of
                    January 31, 2003, as filed with the Bankruptcy Court
                    in the Debtors' monthly operating reports for the
                    filing period January 1, 2003 through January 31, 2003
================================================================================

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 18, 2003



                                    MEDICALOGIC/MEDSCAPE, INC.


                                    By: /s/ Adele Kittredge Murray
                                        ----------------------------------------
                                        Name:  Adele Kittredge Murray
                                        Title: Chief Executive Officer
                                               and President

                                  EXHIBIT INDEX
================================================================================
   2.1              First Amended Joint Plan of Liquidation and related
                    First Amended Disclosure Statement
================================================================================
  99.1 Trust Agreement, between the Debtors and Walker, Truesdell, Radick & Assoc., as trustee
================================================================================
  99.2              Consolidating balance sheets of the Debtors as of
                    January 31, 2003, as filed with the Bankruptcy Court
                    in the Debtors' monthly operating reports for the
                    filing period January 1, 2003 through January 31, 2003
================================================================================